UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 2, 2018

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, NC	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp
INDEX

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Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 2, 2018, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the fourteen persons listed below under Proposal 1 to serve as a director of the Company until the 2019 annual meeting; (ii) ratified the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2018; (iii) approved, on a non-binding advisory basis, the Company’s named executive officer compensation (“say on pay”); and (iv) provided an advisory vote that the frequency of future “say on pay” advisory votes shall be every year.

The following table describes the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect fourteen nominees to the Board of Directors to serve until the 2019 annual meeting of shareholders, or until their successors are elected and qualified
Donald H. Allred	20,129,785	−	293,679	−	4,942,185
Daniel T. Blue, Jr.	20,281,739	−	141,725	−	4,942,185
Mary Clara Capel	20,299,619	−	123,845	−	4,942,185
James C. Crawford, III	20,295,124	−	128,340	−	4,942,185
Suzanne S. Deferie	19,972,964	−	450,500	−	4,942,185
Abby J. Donnelly	20,135,935	−	287,529	−	4,942,185
John B. Gould	20,149,318	−	274,146	−	4,942,185
Michael G. Mayer	20,127,468	−	295,996	−	4,942,185
Richard H. Moore	20,265,076	−	158,388	−	4,942,185
Thomas F. Phillips	20,296,137	−	127,327	−	4,942,185
O. Temple Sloan, III	20,144,481	−	278,983	−	4,942,185
Frederick L. Taylor II	20,302,915	−	120,549	−	4,942,185
Virginia C. Thomasson	20,304,685	−	118,779	−	4,942,185
Dennis A. Wicker	12,344,222	−	8,079,242	−	4,942,185

Proposal 2: To ratify the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2018.	25,077,013	186,919	−	101,717	−

Proposal 3: To approve, on a non-binding advisory basis, the Company’s named executive officer compensation (“say on pay”).	19,665,028	638,034	−	120,402	4,942,185

Proposal 4: To provide an advisory vote on the frequency of future shareholder “say on pay” advisory votes.
One year	18,944,384	−	−	99,223	−
Two years	74,551	−	−	99,223	−
Three years	1,305,306	−	−	99,223	−

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 2, 2018	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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